SUPPLEMENT DATED JUNE 26, 2008

TO

PROSPECTUS DATED APRIL 25, 2007

FOR

FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE
FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

This supplement replaces the supplements dated April 17, 2008 and May 30, 2008.

I.	Effective May 1, 2008:

Alger American Small Capitalization Portfolio changed its name to Alger American SmallCap Growth Portfolio.

MFS Emerging Growth Portfolio changed its name to MFS Growth Portfolio.

AIM Advisors, Inc. changed its name to Invesco Aim Advisors, Inc.

Sun Capital Real Estate Fund changed its name to Sun Capital Global Real Estate Fund.

Sun Capital All Cap Fund changed its name to SCSM Oppenheimer Large Cap Core Fund.  The Fund is advised by Sun Capital Advisors, LLC and is subadvised by OppenheimerFunds, Inc.

SCSM Lord Abbett Growth & Income Fund is added as an investment option.

II.	In the Distribution of Policy section, “National Association of Securities Dealers, Inc.” is replaced with “Financial Industry Regulatory Authority” and “NASD” is replaced with “FINRA”.

III.	Lord Abbett Series Fund – Growth and Income Portfolio (Class VC) was inadvertently omitted from the first page of the April 25, 2007 prospectus but is an available investment option.

IV.	Effective August 1, 2008, the name of the SCSM FI Large Cap Growth Fund is SCSM WMC Large Cap Growth Fund. Wellington Management Company, LLP is the subadviser of the SCSM WMC Large Cap Growth Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.